INVESTOR PRESENTATION

ECO-SHIFT POWER
Sustainable Smart Buildings

OTCBB: ECOP

March 2014

Forward-Looking Statements Disclaimer

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this update to shareholders constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the Eco-Shift Power's projected revenue in 2014, the development of products, services and intellectual property, and any other statements of non-historical information. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, such as business conditions in Canada and the U.S., weather and natural disasters, changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations and utility programs; legislation, regulatory and policy environments, requirements or changes adversely affecting the businesses in which we are engaged; fluctuation in energy prices, limited availability of equipment from suppliers may constrain revenue as well as other relevant risks not included herein. The information set forth herein should be read in light of such risks. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this update to shareholders and Eco-Shift Power undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in Eco-Shift Power's expectations.

Why Invest in Eco-Shift Power Corp?

- ECOP is an expert in Lighting Solutions & Energy Management with an impressive client roster including **Costco, Mattel, ThyssenKrupp, and Parmalat**
- Positioned at the technological forefront of a multi-billion dollar lighting retrofit and smart building development industry in North America
- Recently listed on the OTCBB
- Strategic plan in place to increase shareholder value including:
  - Increased Intellectual Property and patent protection (new patent CA2775550 A1 issued late 2013), more patents to follow
  - Increased sales pipeline including key targeted markets such as the cash-heavy medical marijuana industry
  - Planned technology and brand acquisitions including NetZero
  - A solid media and investor relations plan to get the word out to clients and investors
- The 2014 launch of ECOP's **Virtual Power Plant Platform** will put ECOP at the leading edge of the multi-billion dollar North American demand response industry and create recurring revenues for ECOP and its clients



Company Overview

- Founded in 2008 in Toronto, Canada
- Now a recognized lighting expertise company and energy management technology innovator:
  - A leader in 'Smart Building' advancement
  - Cloud-based energy monitoring & controls technology
  - On-site wireless lighting & HVAC controls
  - Globally sourced technologies and brand agnostic
- Delivery to all of North America with focus on key energy markets: Ontario, Texas, California, Florida, and New York

Executive Team

Gib Wood, President & CEO

- President/CEO of Eco-Shift Power Corp (2007-present)
- VP of Business Development for Illumination IQ (2003-2008)

James Hughes, Chief Financial Officer

- CFO of Eco-Shift Power Corp. (2007-present)
- CEO of TAI Communications (1992-2007)

John Lambert, Vice President of Sales & Marketing

- D.V.P. of Negawatt Business Solutions (2012-2013)
- Director National Accounts at Direct Energy (2004-2012)

What Does ECOP Do?


Grocery Store
SANGAMO
Eco-Shift Power
Sustainable Smart Buildings
Wireless

ECO-SHIFT POWER
Sustainable Smart Buildings

What Does ECOP Do?

ECOP saves $millions in electricity costs for its clients. This translates directly to bottom line profit.

Recent BMW case example:

Project Overview – BMW Endras	
Total Material Cost and Labor ($)	218,579
Less Rebates and Incentives ($)	[25,730]
Net Cost of Project ($)	**192,849**
Annual Operating Savings	
Energy Savings ($)	74,791
Maintenance Savings ($)	43,568
Total Annual Operating Savings ($)	**118,359**
Operating Savings Over 10 Years	
Energy Savings ($)	747,911
Maintenance Savings ($)	435,688
Total Operating Savings Over 10 Years ($)	**1,183,599**
Payback Period (years)	2.3

Recent Project Examples

National Steel Car – Phase 1 & 2

Large Warehouse and Production Facility: Retrofit of Core on Coil to e-HID.

Calculated Energy Savings: 4,162,729.69 kWh (**approx $374,646/yr**)







Thyssen Krupp

Warehouse Production Facility: Retrofitted Core on Coil with e-HID high bays Warehouse, and fluorescents in office.

Calculated Energy Savings: 569,642.26 kWh (**approx $51,268/yr**)





ECO-SHIFT POWER
Sustainable Smart Buildings

Recent Project Examples

Gateway Arena
New Build Construction of Twin Pad Arena: Installed high bay lighting with wireless control for 2 new ice rinks



Ontario Soccer Association
Indoor and outdoor soccer fields: Lighting audit assessment.
Calculated Energy Savings: 353,497.00 kWh (**approx $48,194/yr**)




PFAFF

What Sets ECOP Apart?

PROPRIETARY TECHNOLOGY

- Proprietary Digital technology ballasts (microprocessors that enable individually I.P. addressable fixtures)
- Proprietary Wireless Light Management System (real-time dimming control of individual fixtures)
- Proprietary Web-enabled Monitoring & Controls software/services/dash-board visibility
- NetZero Certification: A wide range of specific application products are available, all having been rigorously tested at Eco-Shift Power's testing facility in Cambridge Ontario.

FUNDING

Client Equipment Financing: ECOP works with partner equipment finance and leasing companies to offer its clients full project financing. This allows clients to make easier decisions as the financing takes place off-balance sheet and the monthly payments are often less than the corresponding electricity savings.

ISO Rebate Programs: Government funded incentive programs are available in abundance. Eco-Shift Power facilitates rebate applications and revenue programs as part of its service. Our in-house expertise enables clients to receive funding between 20 - 40% of the total project cost.

U.S. DEPARTMENT OF ENERGY

The California ENERGY COMMISSION

BUY GREEN SAVE GREEN | New York State Local Government REBATES NYSApplianceRebates.com

ONTARIO POWER AUTHORITY

Monitoring & Controls

Manages Consumption

- On-demand dimming of individual fixtures for Load Shedding
- Customize system operation in Real-time
- Enterprise-wide visibility of energy use real time

Predicts Maintenance

- Automated fault detection self-diagnostic capabilities
- Current, Voltage and Temperature sensing
- Extended service life hours and non intrusive maintenance

Schedules and Alerts

- Email alerts for various selectable parameters and KPIs
- Predictable timetable group re-lamping
- Plan preventative maintenance schedules

Lighting-Leveraged Smart Buildings

dumb…



Magnetic Technology


smart



- Wireless
- IP addressable
- Web enabled individual fixtures
- Reduces consumption
- Manage consumption and Light levels
- Reduces peak demand
- Reduces maintenance costs


smarter

intelligent and versatile



Electronic Technology

"e-HID"

Light Management Technology

ECOP Introduces Dimming Capability

Pre-ECOP

575 Watt Metal Halide

100%

Occupied
1 fixture
8760 hr./yr.
5,037 kWh/yr.
$604/yr.

No dimming capability

Post-ECOP

575 Watt Metal Halide

70%

Un-Occupied
1 fixture
8760 hr./yr.
3,525 kWh/yr.
$423/yr.

With Light Management System dimming capability

Even before switching fixture technology our Light Management System can save a customer **30%** in electricity costs through tactical load shedding or daylight response dimming

ECO-SHIFT POWER
Sustainable Smart Buildings

* High Bay or Outdoor Pole Application example

NetZero Certification & Products

NetZero

Introducing
NetZero Ballast™

NetZero Ballast ™ is the seal of approval of Globally Sourced products tested and offered by Eco-Shift Power.

- **Best in Class Fixtures**
- **Microprocessor Technology**
- **Real-time Wireless Lighting & HVAC Management Systems**



NetZero also brings ECOP exclusive access to **lighting products** including LED and wireless RF

The 30,000’ view….

ECOP’s Virtual Power Plant Platform

OVERVIEW

- ECOP’s Virtual Power Plant Platform provides clients with the ability to transform their facilities into energy efficient and **cash-flow-positive smart buildings.**
- The foundation of the Virtual Power Plant Platform is our cutting-edge Demand Response software designed to integrate seamlessly with our IP-addressable light fixtures. Our software can then communicate with these lights and reduce energy consumption at “**the push of a button**” when there is a peak demand event.
- In addition to lighting control, our proprietary demand response software will soon be **able to manage multiple building components such as HVAC, pumps, compressors and more**.
- By enabling client participation in government-sponsored demand response programs, the Eco-Shift Power Virtual Power Plant Platform can create re-occurring revenues.

The 30,000’ view….

ECOP's Virtual Power Plant Platform


Independent System Operator
"ISO"
California – Ontario – Texas – New York
Demand Response Interface
Curtailment Service Provide/Aggregator Direct to Customer
Demand Response Back Office to
Custom LDC Offerings and Financier of
Energy Projects
Marketing Through
LDC
Marketing Direct to Large Customers
Settlement
Monitoring & Reporting
LDCs
Dispatch & Load Control
Dispatch & Load control
Customer
Market
Monitoring &
Reporting
Settlement
Industrial
$
Commercial
$
MUSH
$
Industrial
$
Commercial
$
MUSH
$
Lighting & HVAC Loads
Lighting & HVAC Loads

ECOP Intellectual Property

- Proprietary technology and know-how includes:
  - digital technology ballasts
  - wireless light management system
  - Web-enabled monitoring & controls software/services/dash-board visibility

- Patent recently approved for ECOP Downlight Collar (Patent CA2775550 A1)
  - provides commercial/industrial energy users with **a 15% improvement over pre-existing technology**
  - US/International patents under consideration
  - Currently defending a patent infringement / circumvention



- Additional Intellectual Property development underway includes:
  - ESS / NetZero brand and products
  - Virtual Power Plant Platform

NetZero

Client Roster

ECO-SHIFT POWER
Sustainable Smart Buildings

METRO SUPPLY CHAIN GROUP
MESSENGER FREIGHT SYSTEMS
Teknion
Steelcraft
MAGELLAN AEROSPACE
Wellington County

goodwill
Tim Hortons ALWAYS FRESH
COSTCO WHOLESALE
HALIFAX FORUM
MATTEL
suds
NATIONAL STEEL CAR

WATER & ICE NORTH AMERICA INC
USS U. S. Steel Canada
A Subsidiary of United States Steel
ThyssenKrupp
ACI Alloy Casting

johnbear
TIRECRAFT
Disbrowe
GATEWAY ICE CENTRE
CANADA STEEL

THE CITY OF ST. THOMAS
Rexroth Bosch Group
EnergeX Tube
parmalat
FOX 40

Key Figures - Financial Forecast

Full Year Ending	2014	2015	2016
Profit & Loss			
Sales	$ 7,110,000	$ 18,900,000	$ 36,050,000
Direct Cots of Sales	$ 4,060,800	$ 11,340,000	$ 21,630,000
EBIT	$ 548,346	$ 4,095,136	$ 9,708,349
EBIT Margin	7.7%	21.7%	26.9%
Cashflow Statement			
Cashflow from Operating Activities	$ 388,652	$ 3,487,786	$ 8,259,709
Cashflow from Investing Activities	- 1,650,000	$ -	$ -
Cashflow from Financing Activities	$ 3,000,000	$ -	$ -
Cash balance end of period	$ 1,738,652	$ 3,487,786	$ 8,259,709
Personnel			
Operations Personnel	$ 708,817	$ 779,699	$ 857,669
Sales Personnel	$ 506,200	$ 1,270,745	$ 2,298,120
Avg Revenue per Sales Staff $	$ 14.05	$ 14.87	$ 15.69

Investment Opportunity

- ECOP is seeking USD $3.0m to facility its growth strategy
- Use of Funds:
  - $250k - Buffalo Watt Virtual Power Plant development
  - $350k – IP protection
  - $750k – ESS Acquisition & Product completion
  - $500k – Sales Staff ramp up & open California Office
  - $1.15m – Working Capital

Capitalization Table

Variable Inputs	Financing Amount	Issue Price	Shares Issued
Bridge Financing Tranche A (Closed)	$980,320	$0.25	3,921,280
Bridge Financing Tranche B	$3,000,000	$0.25	12,000,000
Total	$3,980,320		15,921,280

PRO-FORMA CAPITALIZATION [1]	Pre-Financing Capitalization	Adjustments: Bridge Financing Tranche A (Closed)	Adjustments: Bridge Financing Tranche B	Pro-Forma Combined	% Ownership	Consideration Paid
Common Stock						
QPON Legacy (pre-Eco merger)	2,633,417			2,633,417	2.94%	
Eco common & Preferred stockholders [2]	34,047,928			34,047,928	38.03%	
Converted Note	12,645,213			12,645,213	14.12%	
Shares Issued Consultants & Mgmt [3]	20,233,137			20,233,137	22.60%	
Bridge Financing Tranche A (Closed)	3,921,280			3,921,280	4.38%	$ 980,320
Bridge Financing Tranche B			12,000,000	12,000,000	13.40%	$ 3,000,000
Convertible/Exchangeable Securities [4]	4,053,280			4,053,280	4.53%	
Total Common Stock Fully Diluted**	**77,534,255**	**-**	**12,000,000**	**89,534,255**	**100.00%**	**$ 3,980,320**

[1] Capitalization as at March 1, 2014

[2] 29m issued as at March 1, 2014

[3] 1.5m issued as at March 1, 2014

[4] Additional warrants above $12/share not included in current cap table

Contact Information

ECO-SHIFT POWER
Sustainable Smart Buildings

GIB WOOD CEO & PRESIDENT	JIM HUGHES CHIEF FINANCIAL OFFICER	JOHN LAMBERT VP SALES AND MARKETING
Tel 519-650-9506	**Tel** 519-650-9506	**Tel** 519-650-9506
Fax 519-576-3169	**Fax** 519-576-3169	**Fax** 519-576-3169
gwood@eco-shiftpower.com	jhoughs@eco-shiftpower.com	jlambert@eco-shiftpower.com

Head Office
1090 Fountain St. North Unit 1&2
Cambridge, Ontario
N3H 4R7

www.eco-shiftpower.com